UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2020

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

Helmerich & Payne, Inc. (the “Company”) has prepared presentation materials that management intends to present at investor meetings during the month of January 2020. A copy of the presentation materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  In addition to other information, the attached slides provide recently updated Company and industry drilling activity and market conditions.

This information is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.  The furnishing of these slides is not intended to constitute a representation that such information is required by Regulation FD or that the materials they contain include material information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits.

Exhibit Number	Description

99.1	Slides to be distributed in investor meetings.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ Debra R. Stockton
Name:	Debra R. Stockton
Title:	Corporate Secretary

Date: January 3, 2020

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